Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John M. Curtis, President and Chief Executive Officer of Perspecta Inc. (the “Company”), hereby certify that, to my knowledge:

(1)The Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2018, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 13, 2019	/s/ John M. Curtis
John M. Curtis
President and Chief Executive Officer
(Principal Executive Officer)